Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

20. Subsequent Events

        The Company has evaluated subsequent events through July 22, 2013, the date these financial statements were issued.

        In January 2013, the Company received $16.8 million from the IRS related to the settlement of the IRS examination for the tax years 2003 through 2008.

        In February 2013, we entered into a $10.0 million loan with a bank secured by a first mortgage on a parcel of land and related facilities comprising the Pelican Preserve Town Center (Town Center) in Lee County, Florida. The loan is also secured by the rights to certain fees and charges that we are to receive as owner of the Town Center. The loan matures in February 2018. During the initial 36 months, the loan is structured as a revolving facility with an interest rate of prime plus 1.0%, subject to a floor of 4.0%. During the subsequent 24 months, the loan converts to a term loan with a fixed interest rate equal to the ask yield of the corresponding U.S. Treasury Bond for a term of five years, subject to a minimum rate of 5.0%.

        In March 2013, we received a notice from the IRS that the Company will be subject to an IRS examination for the years 2010 and 2011.

        In April 2013, the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission with respect to an initial public offering of shares of its common stock.

        On April 9, 2013, the Company purchased the one share of Series B preferred stock outstanding for $0.7 million and the shareholder of the Series B preferred stock agreed to release certain claims that would consequently allow the Company to collect $1.0 million related to an insurance policy. The one share of Series B preferred stock was subsequently cancelled and retired. As of December 31, 2012, the book value of the Series B preferred stock was $0. In accordance with ASC 260-10-S99-2, the difference between the consideration transferred to the shareholder of the Series B preferred stock and the carrying amount of the preferred stock of $0.7 million will be subtracted from net income to arrive at income available to common shareholders in the calculation of earnings per share.

20A—Series A Preferred Stock

        On July 3, 2013, the Company exchanged the 10,000 shares of Series A preferred stock outstanding for 903,825 shares of common stock with a preliminary estimated value of approximately $19.0 million. The outstanding shares of Series A preferred stock were subsequently cancelled and retired. As of December 31, 2012, the book value of the Series A preferred stock was $100. In accordance with ASC 260-10-S99-2, the difference between the consideration transferred to the shareholders of the Series A preferred stock and the carrying amount of the preferred stock of approximately $19.0 million will be subtracted from net income to arrive at income available to common stockholders in the calculation of earnings per share.

20B—Stock Split

        On July 18, 2013, the Board of Directors of the Company approved an amendment to the Company's amended and restated certificate of incorporation in order to, among other things, effectuate a 10.3 for 1 stock split of its common stock and increase the number of authorized shares of the Company's common stock to 150,000,000 shares. Such amendment was filed and became effective on July 22, 2013. All share and per-share amounts of our common stock, except for Note 16, have been adjusted retroactively in the accompanying financial statements to reflect the stock split and the new authorized share amount.